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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of Dell Computer Corporation of our report dated February 10, 2000, appearing on page 28 of Dell Computer Corporation's Annual Report on Form 10-K for the year ended January 28, 2000.


PRICEWATERHOUSECOOPERS LLP

Austin, Texas
October 31, 2000